United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 14, 2002
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                              Sense Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



          Florida                     333-86206                  82-0326560
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(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)              Identification No.)



             4503 NW 103rd Avenue; Suite 200, Sunrise, Florida 33351
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                    (Address of principal executive offices)



        Registrant's telephone number, including area code: (954)  726-1422
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Sense has entered into a Purchase, License and Service Agreement with Federal Express Corporation ("FedEx") dated August 14, 2002. Under the terms of this Agreement, Sense expects to provide its proprietary biometric solutions to FedEx and its affiliates. The biometric solution comprises systems of goods, professional services and software licensing rights.

         Sense has received an initial order under the Agreement for the purchase of Base Registration systems and Base Check-In systems to be deployed at FedEx Express Flight Operations in Memphis, Tennessee. The Base Registration systems and Check-in systems both require the licensing of customized software developed by Sense. Sense will receive a professional services fee for the customization of its software. In addition, a license fee for each Pilot in the system shall be collected and additional maintenance fees may be collected.

         After the initial deployment, the Agreement is on an as ordered basis at the discretion of FedEx. Should the systems, as contemplated by the Agreement, be deployed throughout the FedEx infrastructure it would represent a significant increase in both capital expenditure and sales revenues reported by Sense in its current filings. Sense is currently planning for an increase in its infrastructure to accommodate full deployment of the systems by FedEx.

Information relating to Forward-Looking Statements

         This report includes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Except for historical matters, the matters discussed are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, that reflect Sense Holdings, Inc.'s ("Sense") current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Sense undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The following risk factors, among other possible factors, could cause actual results to differ materially from historical or anticipated results: (1) changes in business conditions; (2) lower than anticipated demand by customers for the Sense's products, particularly in the current economic environment; (3) slower commitments of customers to installations or technology adoption; (4) possible increases in per unit product manufacturing costs as a result of slowing economic conditions or other factors;
(5) Sense's ability to provide and market innovative and cost-effective products; (6) competitive pricing pressures causing profit erosion; (7) the availability and pricing of component parts and raw materials; (8) possible increases in the payment time for receivables, as a result of economic conditions or other market factors; (9) changes in regulations or standards applicable to the Sense's products; and (10) unanticipated liabilities or expenses. More information about potential factors that could affect Sense's business and financial results is included in Sense's Annual Report on Form 10-K for the year ended December 31, 2001, and Sense's other Securities and Exchange Commission filings.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SENSE HOLDINGS, INC.

                                        By: /s/ Dore Scott Perler
                                            ----------------------------
                                            Dore Scott Perler
                                            President

Dated:   August 28, 2002.